Income taxes (Details Narrative)	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Income tax description	As the Company has a September 30 fiscal year-end, the lower corporate income tax rate will be phased in, resulting in a U.S. statutory federal rate of approximately 24.5% for our fiscal year ending September 30, 2018, and 21% for subsequent fiscal years. Accordingly, we have to remeasure our deferred tax assets on net operating loss carryforward in the U.S. at the lower enacted cooperated tax rate of 21%.
U.S. corporate tax rate	0.21
Percentage of deferred tax assets, valuation allowance	100.00%
Foreign tax rate	25.00%	25.00%
Effective income tax rate reconciliation, percent	0.00%	0.00%
CHINA
Foreign tax rate	25.00%
Effective income tax rate reconciliation, percent	0.00%	0.00%